UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 30, 2007
(Date of earliest event reported)

              Wells Fargo Mortgage Backed Securities 2007-AR4 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

        New York                  333-137620-19             Applied For
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(State or other jurisdiction   (Commission File No. (IRS Employer Identification
of incorporation of issuing                          No. of issuing entity)
entity)

7430 New Technology Way, Frederick, Maryland                        21703
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Address of principal executive offices                              (Zip Code)

Depositor's telephone number, including area code  (301) 846-8881
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             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events

               Attached as Exhibit 4.1 is the pooling and servicing agreement, dated August 30, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2007-AR4 Trust Mortgage Pass-Through Certificates, Series 2007-AR4 (the "Certificates"), issued on August 30, 2007, including (i) the Class A-1, Class A-2, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial principal balance of $416,850,100.00 and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $5,064,896.00.

               The Public Certificates were sold to Lehman Brothers Inc. ("Lehman Brothers") pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated August 6, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Lehman Brothers. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

               The Private Certificates were sold to Lehman Brothers on August 30, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

               The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated as of August 30, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

               The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of August 30, 2007 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01      Financial Statements and Exhibits

               (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------

      (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated August 6, 2007, among the Company, Wells Fargo Bank, N.A., and Lehman Brothers Inc.

      (4.1) Pooling and Servicing Agreement, dated as of August 30, 2007, among Wells Fargo Asset Securities
                                         Corporation, Wells Fargo Bank,
                                         N.A., and HSBC Bank USA, National
                                         Association, as trustee.

      (10.1) Servicing Agreement, dated as of August 30, 2007, between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of August 30, 2007, between the Company and Wells
                                         Fargo Bank, N.A.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WELLS FARGO ASSET SECURITIES
                                                   CORPORATION

August 30, 2007


                                                   /s/ Bradley A. Davis
                                                   --------------------
                                                   Bradley A. Davis
                                                   Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

     (1.1)         Underwriting Agreement, dated February 15,
                   2006 and terms agreement, dated August 6,            E
                   2007, among the Company, Wells Fargo Bank,
                   N.A., and Lehman Brothers Inc.

     (4.1)         Pooling and Servicing Agreement, dated as of
                   August 30, 2007, among Wells Fargo Asset             E
                   Securities Corporation, Wells Fargo Bank,
                   N.A., and HSBC Bank USA, National
                   Association, as trustee.

     (10.1)        Servicing Agreement, dated as of August 30,          E
                   2007, between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer.

     (10.2)        Mortgage Loan Purchase Agreement, dated as of        E
                   August 30, 2007, between the Company and
                   Wells Fargo Bank, N.A.